UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 25, 2026
(Date of earliest event reported)

D2-Natixis Multifamily Mortgage Trust 2026-M1

(Central Index Key Number 0002145996)

(Exact name of issuing entity)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Natixis Commercial Mortgage Securities LLC

(Central Index Key Number 0001693143)

(Exact name of registrant a specified in its charter)

Delaware	333-274151-01	27-2765452
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1251 Avenue of the Americas
New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (212) 891-6100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On August 25, 2026, Natixis Commercial Mortgage Securities LLC (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of August 1, 2026 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of D2-Natixis Multifamily Mortgage Trust 2026-M1, Commercial Mortgage Pass-Through Certificates, Series 2026-M1 (the “Certificates”).

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class D, Class E, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates were sold to Natixis Securities Americas LLC (“Natixis”), Wells Fargo Securities, LLC (“WFS”), BMO Capital Markets Corp. (“BMO”) and Barclays Capital Inc. (“BCI”), as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 13, 2026, among the Registrant, Natixis North America LLC (“Natixis North America”) and the Underwriters.

The Privately Offered Certificates were sold to Natixis, WFS, BMO and BCI, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of August 13, 2026, among the Registrant, as depositor, the Initial Purchasers, and Natixis North America. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in D2-Natixis Multifamily Mortgage Trust 2026-M1, a common law trust fund formed on August 25, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are twenty (20) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on twenty-one (21) multifamily properties. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Natixis Real Estate Capital LLC (“NREC”).

On August 25, 2026, the Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate principal amount of $377,960,000. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of approximately $5,100,000, were approximately $385,020,823. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $600,000 in the form of fees were paid to the Underwriters, $0 were paid to or for the Underwriters and approximately $4,500,000 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: August 17, 2026) (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in the Prospectus, dated August 14, 2026 and as filed with the Securities and Exchange Commission on August 17, 2026. The related registration statement (file no. 333-274151) was originally declared effective on September 14, 2023.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

NREC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by D2-Natixis Retention Holder, LLC of the Class F-RR, Class G-RR and Class J-RR Certificates (collectively, the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $25,486,419 (excluding accrued interest), representing approximately 5.72% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to at least $22,297,328, representing approximately 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates), excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s preliminary prospectus dated August 3, 2026 and as filed with the Securities and Exchange Commission on August 3, 2026 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 5	Legality Opinion of Hogan Lovells Cadwalader US LLP, dated August 25, 2026.
Exhibit 8	Tax Opinion of Hogan Lovells Cadwalader US LLP, dated August 25, 2026 (included as part of Exhibit 5).
Exhibit 23	Consent of Hogan Lovells Cadwalader US LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2026	Natixis Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Charles Y. Lee
		Name:	Charles Y. Lee
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

5	Legality Opinion of Hogan Lovells Cadwalader US LLP, dated August 25, 2026.	(E)
8	Tax Opinion of Hogan Lovells Cadwalader US LLP, dated August 25, 2026 (included as part of Exhibit 5).	(E)
23	Consent of Hogan Lovells Cadwalader US LLP (included as part of Exhibit 5).	(E)